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                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY
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                             STOCKHOLDERS AGREEMENT

                           Dated as of March 26, 1996,

                                      Among

                           SIMON PROPERTY GROUP, INC.,

                          DeBARTOLO REALTY CORPORATION,

                              THE PARENT PRINCIPALS

                                       And

                             THE COMPANY PRINCIPALS


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                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Section 1.  Parent Special Meeting; Company
            Special Meeting; Parent Board of
            Directors; Voting of Voting  Securities......................   3

Section 2.  Representations, Warranties and
            Covenants of the Company Principals..........................  10

Section 3.  Representations, Warranties and
            Covenants of the Parent Principals...........................  19

Section 4.  Parent Obligation to Elect Company
            Board of Directors...........................................  23

Section 5.  Company Principal Agreement to Vote..........................  23

Section 6.  Parent Principal Agreement to Vote...........................  25

Section 7.  Additional Shares............................................  26

Section 8.  Further Assurances...........................................  27

Section 9.  Termination..................................................  28

Section 10. Specific Enforcement.........................................  29

Section 11. Definitions..................................................  29

Section 12. Miscellaneous................................................  35

                                        i
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                             STOCKHOLDERS AGREEMENT

         STOCKHOLDERS AGREEMENT, dated as of March 26, 1996, among SIMON PROPERTY GROUP, INC., a Maryland corporation (the "PARENT"), DeBARTOLO REALTY CORPORATION, an Ohio corporation (the "COMPANY"), the persons listed on SCHEDULE A (collectively, the "PARENT PRINCIPALS"), and the persons listed on SCHEDULE B-1 and SCHEDULE B-2 (collectively, the "COMPANY PRINCIPALS"). Capitalized and certain other terms used herein have the respective meanings ascribed to them in
Section 11.

                                    RECITALS

         The Parent Principals own beneficially and of record certain of the Parent Common Stock, Class B Stock and Parent Units.

         The Company Principals own beneficially and of record certain of the Common Stock and Company Units.

         Pursuant to the Merger Agreement, a subsidiary of Parent will be merged with and into the Company, and the Company will be the Surviving Corporation of such merger, and will thereby become a majority-owned subsidiary of Parent.

         The Parent Board of Directors has approved the Merger Agreement, the transactions provided for therein and this Agreement and will call the Parent Special Meeting, as required by the Merger Agreement, at which the stockholders of Parent will vote to approve the Merger, to amend the
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                                                                               2

Articles of Incorporation and the By-Laws (as set forth in the Merger Agreement) and to take certain other actions related thereto.

         The Company Board of Directors has approved the Merger Agreement, the transactions provided for therein and this Agreement and will call the Company Special Meeting, as required by the Merger Agreement, at which the stockholders of the Company will vote to approve the Merger and to take certain other actions related thereto.

         In connection with the Merger, the Company Principals will acquire shares of Class C Stock and the Parent Principals will exchange their Parent Units for Company Units. The Company, in its capacity as the general partner of DeBartolo Realty Partnership, L.P., has agreed to solicit written consent of the limited partners of DeBartolo Realty Partnership, L.P. to, or call a meeting of limited partners of DeBartolo Realty Partnership, L.P. at which the limited partners of DeBartolo Realty Partnership, L.P. will vote to, approve certain amendments to the partnership agreement of DeBartolo Realty Partnership, L.P. In addition, simultaneously with the execution of this Agreement, the Parent Principals are delivering an irrevocable proxy to the Company in the form attached hereto as EXHIBIT B.

         The parties desire to execute and deliver this Agreement for the purpose of regulating certain aspects of
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                                                                               3

the relationship between the Parent Principals and the Company Principals as holders of Parent Common Stock, Class B Stock, Class C Stock and Company Units, as the case may be.

         NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto covenant and agree as follows:

         Section 1. Parent Special Meeting; Company Special Meeting; Parent Board of Directors; Voting of Voting Securities.

               (a) At the Parent Special Meeting, Parent shall nominate the Persons set forth on SCHEDULE 1(a) for election to the Parent Board of
Directors, such election to take place at the Parent Special Meeting and to be effective at the Effective Time. Edward J. DeBartolo, Jr. ("EJD, JR.") and Marie Denise DeBartolo York ("MDDY") each consents to be so nominated and, upon being so elected and subject to reelection by the stockholders in each annual meeting thereafter, both agree that neither will resign (except if disabled as defined in Section 1(c) below) as such a director prior to the fourth anniversary date of the Effective Time and one of them shall not resign (except if disabled as defined in Section 1(c) below) as such a director prior to the fifth anniversary date of the Effective Time.
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                                                                               4

               (b) At the Parent Special Meeting, the Parent Principals shall vote or cause to be voted all of the Voting Securities of Parent owned beneficially by them (i) to approve the Merger and the issuance of stock in connection therewith, (ii) to amend the Articles of Incorporation and By-Laws
(as set forth in the Merger Agreement), effective as of the Effective Time,
(iii) to approve the election to the Parent Board of Directors of the Persons set forth on SCHEDULE 1(a) to constitute the Parent Board of Directors, effective as of the Effective Time, and (iv) to authorize and approve such other acts, documents and transactions as may be contemplated by, or reasonably necessary or desirable in order to give effect to the consummation of the transactions contemplated by, the Merger Agreement. Parent and the Parent Principals shall use their best efforts (including retention of proxy solicitors) to ensure that at the Parent Special Meeting the stockholders of Parent (i) approve the Merger, (ii) amend the Articles of Incorporation and By-Laws (as set forth in the Merger Agreement), effective as of the Effective Time, (iii) elect the Persons set forth on SCHEDULE 1(a) to constitute the
Parent Board of Directors, effective as of the Effective Time and (iv) authorize and approve such other acts, documents and transactions as may be contemplated by, or reasonably necessary or desirable in order to give effect to
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                                                                               5

the consummation of the transactions contemplated by, the Merger Agreement.

               (c) In the event the proposed amendments to the Articles of Incorporation and By-Laws (and consequently the election of directors) referred to in Section 1(b)(ii) and (iii) above are not adopted because of the failure to obtain the requisite stockholder approval at the Parent Special Meeting but the Merger is consummated in accordance with the Merger Agreement, then the Parent shall promptly obtain the resignations of four of its directors (one of whom shall be a director elected by the holders of the Class B Stock), and thereafter until such time as such proposed amendments are adopted:

               (i) The Parent Principals shall vote all their Class B Stock to elect MDDY as one of the directors elected by holders of Class B Stock, voting as a separate class, for so long as she is alive and not disabled (as defined below) and until she resigns (the "DeBartolo Seat").

               (ii) Parent shall nominate EJD, Jr. for so long as he is alive and not disabled and until he resigns as one of the directors to be elected by holders of all capital stock of Parent voting as a single class (the "Other Seat"). The Parent Principals shall vote all their Class B Stock and other voting securities, if any, in the Parent in favor of the election of EJD, Jr.

               (iii) For so long as the DeBartolo Seat is occupied by a director selected by the Company Principals, a director occupying either the DeBartolo Seat or the Other Seat shall serve on all committees (including the Nominating Committee) of the Board other than the Audit Committee and the Special Committee (or any other committee on which only Outside Directors may be members). Parent and the Parent
         Principals agree that the Nominating Committee shall have five members, with two being Outside Directors of Parent, two elected
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                                                                               6

         by Class B Stock, and one being the director occupying either the DeBartolo Seat or the Other Seat.

               (iv) For the remaining directors designated in the Parent Special Meeting to be elected by holders of all capital stock of Parent voting as a single class, Parent shall designate Richard Sokolov, G. William Miller and two other individuals from the current Parent Outside Directors.

               (v) Any vacancy on the Board of Directors with respect to a director occupying the DeBartolo Seat or the Other Seat shall be filled as follows:

                    (w) at any time prior to the fourth anniversary date of the Effective Time, any vacancy other than one resulting from a death or disability ("disability" and words of similar import, for purposes of this Section 1(c) shall mean illness, physical or mental disability or other incapacity) shall thereupon eliminate the rights of EJDC, or a Company Principal designated by it, with respect to the first such vacancy, to have a designee nominated to the Other Seat (and the Parent Principals shall vote all their Class B Stock to elect the director occupying the Other Seat (if then occupied) to the DeBartolo Seat) and, with respect to the second such vacancy, to have a designee elected to the DeBartolo Seat and the obligations of Parent and the Parent Principals with respect to both such Seats shall thereupon be discharged;

                    (x) at any time during the period from and including the fourth anniversary date to but not including the fifth anniversary date of the Effective Time, any vacancy other than one resulting from a death or disability shall be filled:

                         (A) with respect to the DeBartolo Seat, (1) the Parent Principals shall vote all their Class B Stock to elect the director holding the Other Seat (if then occupied) to the DeBartolo Seat and (2) the Parent shall nominate a replacement candidate for the Other Seat
         (or the DeBartolo Seat if EJDC and its designees then no longer have the right to have a designee nominated to the Other Seat) selected by EJDC, or a Company Principal designated by it, which replacement candidate has similar experience and standing in the business community to the members of the Special Committee and who has been approved by a majority of the Special Committee of the Board. If the Special
         Committee does not approve such candidate, EJDC or a Company Principal designated by EJDC may propose
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                                                                               7

         another candidate. The right of EJDC or a Company Principal designated by EJDC to so propose candidates shall continue until one such candidate is approved, and the Parent Principals shall vote all their Class B Stock to elect such approved candidate to such Seat; and

                         (B) with respect to the Other Seat, in accordance with the procedures outlined in clause (A)(2) of Section 1(c)(v)(x) but excluding the text of the parenthetical contained in such clause;

         provided, however, that if during such period vacancies result other than from the death or disability with respect to both of the directors who were directors on said fourth anniversary date, then the rights of EJDC or a Company Principal designated by EJDC to have a designee nominated to the Other Seat shall be eliminated, and the obligations of Parent and the Parent Principals with respect to the Other Seat shall thereupon be discharged;

                     (y) at any time from and after the fifth anniversary date of the Effective Time, any vacancy, other than one resulting from a death or disability, occurring at a time when immediately prior to such vacancy:

                         (A) both the DeBartolo Seat and the Other Seat were occupied, shall be filled in accordance with the procedures outlined in clause (A) or (B) of Section 1(c)(v)(x), as applicable, but excluding the text of the parenthetical in clause (A)(2) and the proviso following clause (B) in such Section 1(c)(v)(x), or

                         (B) only the DeBartolo Seat was occupied, then Parent shall nominate a replacement candidate for the DeBartolo Seat selected by EJDC, or a Company Principal designated by it, which replacement candidate has similar experience and standing in the business community to the members of the Special Committee and who has been approved by a majority of the Special Committee. If the Special Committee does not approve such candidate, EJDC or a Company Principal designated by EJDC may propose another candidate. The right of EJDC or a Company Principal designated by EJDC to so propose candidates shall continue until such candidate is approved, and the Parent Principals shall vote all their Class B Stock to elect such approved candidate to such Seat; and
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                                                                               8

                    (z) at any time after the Effective Time, any vacancy resulting from a death or disability shall be filled in accordance with the procedures outlined in clause (A) or (B) of Section 1(c)(v)(x), as applicable, but excluding the proviso following clause (B) in such Section 1(c)(v)(x), provided, however, that a vacancy resulting from the death or disability of EJD, Jr. or MDDY shall at the election of EJDC or a Company Principal designated by EJDC be filled by a replacement candidate who is the Chief Executive Officer of EJDC (or any successor to such corporation), and provided, further, that the right granted pursuant to the immediately preceding proviso may be exercised only once.

               (vi) Notwithstanding the foregoing provisions of this Section
1(c):

                    (x) the parties' obligations under this Section 1(c) shall be discharged if the Aggregate Assumed Equity Interest in the Corporation of the DeBartolo Family Group is for any reason reduced to less than 5% and, thereafter, EJDC and its designees shall not have the right to have any designee nominated or elected with respect to the DeBartolo Seat and the Other Seat; and

                    (y) the rights of EJDC and its designees to have a designee nominated to the Other Seat shall be eliminated if the DeBartolo Family Group shall sell or transfer a portion of its Common Stock and Company Units so that it shall own less than 50% of its Aggregate Assumed Equity Interest in the Corporation calculated as if the Effective Time had occurred on the date hereof.

         (d) If the proposed amendments to the Articles of Incorporation and By-Laws (and consequently the election of directors) described in Section 5.6(a) of the Merger Agreement are not adopted because of the failure to obtain the requisite stockholder approval in the first or second annual meetings following the Parent Special Meeting, the parties agree that EJDC or a Company Principal designated by EJDC shall have the right at the first annual meeting
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                                                                               9

following the Parent Special Meeting to nominate a candidate for Outside
Director for the seat initially occupied by Mr. Miller, which candidate for election at such first annual meeting following the Parent Special Meeting must be approved by a majority of the Special Committee and must be a person of similar experience and standing in the business community to the other Outside Directors of Parent. If the Special Committee does not approve any such candidate for election at such first annual meeting, the Company Principals may propose another candidate with such experience and standing. EJDC or a Company Principal designated by EJDC to so propose candidates shall continue until such candidate is approved. EJDC or a Company Principal designated by EJDC shall have the right to renominate such approved candidate for Outside Director at the second annual meeting following the Parent Special Meeting without the approval of the Special Committee. The Parent will comply with its obligations under
Section 5.6 of the Merger Agreement, and each Parent Principal hereby irrevocably and unconditionally agrees to vote or to cause to be voted all such Parent Principal's capital stock of the Parent entitled to vote thereon in favor of the matters so proposed by the Parent in the first (and, if applicable, second) annual meeting after the Parent Special Meeting pursuant to the Parent's compliance with such obligations under such Section 5.6. In addition, each
Parent Principal
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                                                                              10

hereby irrevocably and unconditionally agrees to vote or cause to be voted all such Parent Principal's capital stock of the Parent entitled to vote thereon in favor of each nominee designated pursuant to Section 1(c) and this Section 1(d) so long as such Sections remain effective in accordance with its respective terms.

         (e) At the Company Special Meeting, the Company Principals shall vote or cause to be voted all of Voting Securities of the Company owned beneficially by them (i) to approve the Merger, and (ii) to authorize and approve such other acts, documents and transactions as may be contemplated by, or reasonably necessary or desirable in order to give effect to the consummation of the transactions contemplated by, the Merger Agreement. The Company Principals shall support all reasonable efforts to secure the affirmative vote, at the Company Special Meeting of the stockholders of the Company to (i) approve the Merger, and (ii) authorize and approve such other acts, documents and transactions as may be contemplated by, or reasonably necessary or desirable in order to give effect to the consummation of the transactions contemplated by, the Merger Agreement.

         (f) At or prior to the Effective Time, Parent and the Parent Principals that own Parent Units shall execute and deliver the Contribution Agreements. At or prior to the Effective Time, the Company Principals, the Parent
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                                                                              11

Principals that are to be parties to Contribution Agreements, the Company and Parent shall, and shall cause their affiliates that they control to, duly execute and deliver the Amended and Restated Operating Partnership Agreement and the Amended and Restated Parent Operating Partnership Agreement to, among other things, create a special limited partnership interest to be held by DeBartolo Realty Partnership, L.P. following the Effective Time, and at the Effective Time Parent and the Parent Principals shall make the contributions that are required to be made by them pursuant to the terms of the Contribution Agreements and the Amended and Restated Parent Operating Partnership Agreement. At the Effective Time, the Parent shall execute and deliver the Registration Rights Agreement in the form attached to the Merger Agreement.

         Section 2. Representations, Warranties and Covenants of the Company Principals. Each Company Principal hereby represents, warrants and covenants to Parent and the Parent Principals as follows:

               (a) Title. As of the date hereof, such Company Principal owns beneficially and of record the shares of the Common Stock and the Company Units set forth opposite its name on SCHEDULE B-1 and SCHEDULE B-2 (for each such Company Principal, the "COMPANY STOCK"), except as set forth on SCHEDULE 2(a), such Company Principal has the sole right to vote its Company Stock, and there are no restrictions on
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                                                                              12

rights of disposition or other liens, claims, options, charges or other encumbrances pertaining to its Company Stock.

               (b) Right to Vote. Subject to Section 2(h), such Company
Principal has full legal power, authority and right to vote its Company Stock in favor of approval and adoption of the Merger Agreement without the consent or approval of, or any other action on the part of, any other Person. Without limiting the generality of the foregoing, such Company Principal has not entered into any voting agreement with respect to any of its Company Stock, granted any Person any proxy (revocable or irrevocable) or power of attorney with respect to any of its Company Stock, deposited any of its Company Stock in a voting trust or entered into any arrangement or agreement limiting or affecting such Company Principal's legal power, authority or right to vote its Company Stock in favor of the approval and adoption of the Merger Agreement (other than this Agreement and the pledges, agreements and other arrangements identified on SCHEDULE 2(a)). As of the date of the Company Special Meeting, except for this Agreement and subject to receipt of the consent referred to in Section 2(h), such Company Principal will have full legal power, authority and right to vote all its
Company Stock in favor of the approval and adoption of the Merger Agreement without the consent or approval of, or any other action on the part of, any other
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                                                                              13

Person. From and after the date hereof and prior to the Effective Time, such Company Principal will not commit any act that could impose additional restrictions on, or otherwise affect, such legal power, authority and right to vote all its Company Stock in favor of the approval and adoption of the Merger Agreement. Without limiting the generality of the foregoing, from and after the date hereof and prior to the Effective Time, such Company Principal will not enter into any voting agreement with any Person with respect to any of its Company Stock, grant any Person any proxy (revocable or irrevocable) or power of attorney with respect to any of its Company Stock, deposit any of its Company Stock in a voting trust or otherwise enter into any agreement or arrangement restricting or affecting such Company Principal's legal power, authority or right to vote in favor of the approval and adoption of the Merger Agreement (other than this Agreement).

               (c) Authority. Subject to receipt of the consent referred to in
Section 2(h), such Company Principal has full legal power, authority and right to execute and deliver, and to perform its obligations under, this Agree ment. This Agreement (i) has been duly executed by such Company Principal and (ii) constitutes a valid and binding agreement of such Company Principal enforceable against such Company Principal in accordance with its terms, subject to (1) bankruptcy, insolvency, moratorium and other similar
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                                                                              14

laws now or hereafter in effect relating to or affecting creditors' rights generally and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

               (d) Conflicting Instruments. Subject to receipt of the consent referred to in Section 2(h), neither the execution and delivery of this Agreement nor the performance by such Company Principal of its obligations hereunder will violate or result in any breach or violation of or be in conflict with or constitute a default under any term of (i) any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which such Company Principal is a party or by which such Company Principal (or any of its assets) is bound, (ii) the Articles of Incorporation of the Company or By-Laws of the Company or (iii) any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which any of the Company Principals, the Company, any of the Company Subsidiaries or any of the Company Joint Ventures is a party or by which any such Person (or any of its assets) is bound.

               (e) No Transfer. After the date hereof and prior to the Effective Time, except as the result of the exercise by a secured creditor of remedies arising from the pledges and other documents listed on SCHEDULE 2(a), the
Company Principals shall not, and shall not agree to, (i) sell, assign, convey, dispose of, encumber, mortgage,
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                                                                              15

hypothecate or otherwise transfer any of the Company Stock or the Company Units that they beneficially own as of the date hereof or (ii) convert or exchange (or allow the conversion or exchange of) any Company Units that they beneficially own as of the date hereof into or for shares of Common Stock; provided, however, that DeBartolo, Inc. or its Significant Affiliates shall have the right (the "DEBARTOLO RIGHT"), but not the obligation to dispose of, subject to the covenant set forth below in clause (y), up to thirty percent (30%) (the "SPECIFIED PERCENTAGE") of the number of Company Units held by the Company Principals on the date of this Agreement, by selling up to the Specified Percentage of Company Units to no more than three institutional investors on the following additional terms and conditions:

               (x) The DeBartolo Right may only be exercised to the extent necessary to enable DeBartolo, Inc. or its Significant Affiliates to make amortization payments not in excess of $150,000,000 with respect to certain indebtedness of DeBartolo, Inc. or its Significant Affiliates (the "AMORTIZATION REQUIREMENT");

               (y) The proceeds from a disposition of Company Units pursuant to the exercise by DeBartolo, Inc. or its Significant Affiliates of the DeBartolo Right shall be used solely for the payment of any taxes due on and expenses incurred in connection with such disposition or to satisfy the Amortization Requirement and no other use of such proceeds shall be made.

         (f) Use of Name. After the Effective Time and until such time as the DeBartolo family name ceases to be used in connection with a material portion of the opera tions or assets of Parent and, except with respect to
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                                                                              16

certain excluded properties set forth on SCHEDULE 2(f), the Company Principals shall not use or license to any third party the DeBartolo family name, and shall not permit any third party (other than third parties who are not Significant Affiliates and who otherwise have the legal right to use the DeBartolo family name other than through permission granted by the DeBartolo family members) to use or license the DeBartolo family name, in connection with (i) any of the businesses of owning, managing, leasing or developing regional shopping malls or
(ii) purchasing land initially intended to be held for regional shopping mall development; provided, however, that the foregoing shall not require that (A)
any Person existing on the date hereof cease using the DeBartolo family name in any activity not permitted by clauses (i) or (ii) above; or (B) DeBartolo Entertainment, Inc. or its successors and assigns ("DEI") cease or restrict or change its current use of the DeBartolo family name in connection with the businesses currently conducted by it (including the businesses that would be prohibited by clause (i) or (ii) above from using the DeBartolo family name, but for this clause (B), that are currently conducted by DEI in support of or as an adjunct to its existing activities), including arranging for the creation and leasing of retail properties located on or adjacent to office, hotel, casino or entertainment facilities. Subject to the foregoing restrictions, the
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                                                                              17

activities permitted to be conducted or continued, as the case may be, without restriction on the use of the DeBartolo family name under this Section 2(f), include, without limitation, purchasing, owning, managing and operating sports teams or sports franchises, racetracks, casinos, office buildings, and commercial facilities (other than regional shopping malls).

         (g) Standstill. Each Company Principal covenants and agrees, for itself and on behalf of each of its Significant Affiliates, agents and representatives, for the benefit of Parent and the Parent Principals, that, for a period of seven
(7) years after the date hereof, without the express prior written consent of Parent and the Parent Principals, it will not, and it will cause each of its Significant Affiliates, agents and representatives not to, singly or as part of a partnership, limited partnership, syndicate or other group (as such terms are used within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, through one or more intermediaries or otherwise, except with respect to any action taken in furtherance of approving certain amendments to the Articles of Incorporation and By-Laws as contemplated by the Merger Agreement, (i) make, or in any way participate in, any solicitation of proxies (as such terms are defined or used in Regulation 14A of the Exchange Act) with respect to the
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                                                                              18

Parent Voting Securities (including by the execution of action by written consent), become a participant in any election contest (as such terms are defined or used in Rule 14a-11 of the Exchange Act) with respect to Parent, seek to advise, encourage or influence any person or entity with respect to the voting of any Parent Voting Securities or demand a copy of Parent's stock ledger, list of its stockholders, or other books and records, (ii) participate in or encourage the formation of any group which owns or seeks or offers to acquire beneficial ownership of securities of Parent or rights to acquire such securities or which seeks or offers, and in any of such cases, to affect control of Parent or for the purpose of circumventing any provision of this Agreement,
(iii) otherwise act, alone or in concert with others (including by providing financing for another party), to seek to exercise a controlling influence over the management, Parent Board of Directors or policies of Parent, (iv) deposit any Parent Voting Securities into a voting trust or subject any Parent Voting Securities to any arrangement or agreement with respect to voting of any Parent Voting Securities, other than any trust for relatives or family members over which the Company Principals retain sole voting power or any charitable trust or charitable foundation otherwise in compliance with this Agreement, (v) make a request to Parent (or its directors, officers, shareholders, employees or agents) to amend or waive any provision of this Agreement, the Articles of Incorporation or By-Laws, including without limitation any request to permit the Company Principals or any other person to take any action in respect of the matters referred to in this Section 2(g) or (vi) disclose any intention, plan or arrangement inconsistent with the foregoing; provided, however, that nothing in this Section 2(g) shall prohibit any person who is serving as a director of Parent from, solely in his or her capacity as such director, (A) taking any action or making any statement at any meeting of the Parent Board of Directors or any committee thereof; (B) making any statement to any officer, director or agent of Parent; or (C) making any statement or disclosure required under the federal securities laws or other applicable laws.

         (h) Consent of Certain Lenders. To the extent any of the representations, warranties or covenants of the Company Principals under this Agreement could violate or result in any breach or violation of or be in conflict with or constitute a default under the terms of the credit agreements or related documents referred in SCHEDULE 2(a), such representations, warranties and covenants are hereby expressly conditioned upon, and made subject to the receipt of the consent of the requisite parties to such credit agreements and related documents; provided, however, that this Section shall not apply to Sections 2(f) and 2(g).

               (i) Severalty of Obligations. The obligations under this Agreement of each Company Principal are the separate and several obligations of such Person, and are not joint obligations with respect to any other Person. No failure by any Company Principal to perform its obligations under this Agreement shall relieve any other Person of any of its obligations hereunder, and no Company Principal shall be responsible or liable for the obligations of, or any action taken or omitted by, any other Person hereunder.

               (j) Company Principals. SCHEDULE B-1 AND SCHEDULE B-2 set forth a complete and accurate list of all the shares of Common Stock and Company Units owned beneficially and of record by the DeBartolo Family Group at the date hereof. No member of the DeBartolo Family Group that owns beneficially or of record any shares of Common Stock or Company Units is not a Company Principal.

         Section 3. Representations, Warranties and Covenants of the Parent Principals. Each Parent Principal hereby represents, warrants and covenants to the Company Principals and the Company as follows:

               (a) Title. As of the date hereof, such Parent Principal owns beneficially and of record the shares of the Parent Common Stock, Class B Stock and the Parent Units set forth opposite its name on SCHEDULE A (for each such Parent Principal, the "PARENT STOCK"), such Parent

Stockholder has the sole right to vote its Parent Stock and, except as set forth on SCHEDULE 3(a), there are no restrictions on rights of disposition or other liens, claims, options, charges or other encumbrances pertaining to its Parent Stock.

               (b) Right to Vote. Such Parent Principal has full legal power, authority and right to vote its Parent Stock in favor of approval and adoption of the Merger Agree ment without the consent or approval of, or any other action on the part of, any other Person. Without limiting the generality of the foregoing, except as set forth on SCHEDULE 3(b), such Parent Principal has not entered into any voting agreement with respect to any of its Parent Stock, granted any Person any proxy (revocable or irrevocable) or power of attorney with respect to any of its Parent Stock, deposited any of its Parent Stock in a voting trust or entered into any arrangement or agreement limiting or affecting such Parent Stockholder's legal power, authority or right to vote its Parent Stock in favor of the approval and adoption of the Merger Agreement (other than this Agreement and the pledges, agreements and other arrangements identified on
SCHEDULE 3(a)). As of the date of the Parent Special Meeting, except for this Agreement, and, except as set forth on SCHEDULE 3(b), such Parent Principal will have full legal power, authority and right to vote all its Parent Stock in favor of the approval and adoption of the Merger Agreement without the consent or approval of, or any other action on the part of, any other Person. From and after the date hereof and prior to the Effective Time, such Parent Principal will not commit any act that could impose additional restrictions on, or otherwise affect, such legal power, authority and right to vote all its Parent Stock in favor of the approval and adoption of the Merger Agreement. Without limiting the generality of the foregoing, from and after the date hereof and prior to the Effective Time, such Parent Principal will not enter into any voting agreement with any Person with respect to any of its Parent Stock, grant any Person any proxy (revocable or irrevocable) or power of attorney with respect to any of its Parent Stock, deposit any of its Parent Stock in a voting trust or otherwise enter into any agreement or arrangement restricting or affecting such Parent Principal's legal power, authority or right to vote in favor of the approval and adoption of the Merger Agreement (other than this Agreement). The Parent Principals have delivered to the Company a true, complete and accurate copy of the voting trust agreement referred to in SCHEDULE 3(b).

               (c) Authority. Such Parent Principal has full legal power, authority and right to execute and deliver, and to perform its obligations under, this Agree ment. This Agreement (i) has been duly executed by such

Parent Principal and (ii) constitutes a valid and binding agreement of such Parent Principal enforceable against such Parent Principal in accordance with its terms, subject to (1) bankruptcy, insolvency, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

               (d) Conflicting Instruments. Neither the execution and delivery of this Agreement nor the performance by such Parent Principal of its obligations hereunder will violate or result in any breach or violation of or be in conflict with or constitute a default under any term of (i) any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which such Parent Principal is a party or by which such Parent Principal (or any of its assets) is bound, (ii) the Articles of Incorporation or ByLaws or (iii) any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which any of the Parent Principals, the Parent, any of the Parent Subsidiaries or any of the Parent Joint Ventures is a party or by which any such Person (or any of its assets) is bound.

               (e) No Transfer. Prior to the Effective Time, the Parent Principals shall not, and shall not agree to, (i) sell, assign, convey, dispose of, encumber, mort gage, hypothecate or otherwise transfer any of the Parent

Common Stock, Class B Stock or the Parent Units that they beneficially own as of the date hereof or (ii) convert (or allow the conversion of) any Parent Units that they beneficially own as of the date hereof into shares of Parent Common Stock.

               (f) Severalty of Obligations. The obligations under this Agreement of each Parent Principal are the separate and several obligations of such Person, and are not joint obligations with respect to any other Person. No failure by any Parent Principal to perform its obligations under this Agreement shall relieve any other Person of any of its obligations hereunder, and no Parent Principal shall be responsible or liable for the obligations of, or any action taken or omitted by, any other Person hereunder.

               (g) Parent Principals. SCHEDULE A sets forth a complete and accurate list of all the shares of Parent Common Stock and Parent Units owned beneficially and of record by the Simon Family Group at the date hereof. No member of the Simon Family Group that owns beneficially or of record any shares of Parent Common Stock or Parent Units is not a Parent Principal.

         Section 4. Parent Obligation to Elect Company Board of Directors. The Parent covenants and agrees that at or immediately after the Effective Time (as required by the Merger Agreement), it will, and for so long as the Company

Principals continue to have representatives on the Parent Board of Directors it will, vote or cause to be voted all of the Company Voting Securities it holds or acquires so as to cause the Company Board of Directors to be composed of the same individuals as the Parent Board of Directors.

         Section 5. Company Principal Agreement to Vote. Except as otherwise permitted or required under Sections 4.1 of the Merger Agreement and subject to obtaining any required consents referred to in Section 2(h), each Company Principal hereby irrevocably and unconditionally agrees to vote or to cause to be voted all its Common Stock at the Company Special Meeting and at any other annual or special meeting of the stockholders of the Company where such matters arise (a) in favor of the approval and adoption of the Merger Agreement and the transactions contemplated thereby, (b) against (i) approval of any proposal made in opposition to or in competition with the Merger and the other transactions contemplated by the Merger Agreement, (ii) any merger, consolidation, sale of assets, business combination, share exchange, reorganization or recapitaliza tion of the Company or any of its subsidiaries, with or involving any party other than Parent or one of its affiliates, (iii) any liquidation or winding up of the Company, (iv) any extraordinary dividend by the Company and (v) any other action that would impede, interfere with, delay, postpone or attempt to discourage the Merger or other transactions contemplated by the Merger Agreement or result in a breach of any of the covenants, representations, warranties or other obligations or agreements of the Company under the Merger Agreement. In furtherance of the foregoing, each Company Principal hereby irrevocably and unconditionally agrees, subject to obtaining any required consents referred to in Section 2(h), to vote (or grant a consent with respect to) the Company Units held by such Person in favor of the proposed amendments to the partnership agreement of DeBartolo Realty Partners, L.P. effected by the Amended and Restated Operating Partnership Agreement to be entered into pursuant to the Merger Agreement.

         Section 6. Parent Principal Agreement to Vote. Except as otherwise permitted or required under Section 4.2 of the Merger Agreement, each Parent Principal hereby irrevocably and unconditionally agrees to vote or to cause to be voted all its Parent Stock at the Parent Special Meeting and at any other annual or special meeting of the stockholders of Parent where such matters arise
(a) in favor of the matters referred to in Section 1(b) and (b) against (i) approval of any proposal made in opposition to or in competition with the Merger and the other transactions contemplated by the Merger Agreement, (ii) any merger, consolidation, sale of assets, business combination, share exchange, reorganization or recapitalization of Parent or any of its subsidiaries, with or involving any party other than the Company or one of its affiliates, (iii) any liquidation or winding up of Parent, (iv) any extraordinary dividend by Parent and (v) any other action that would impede, interfere with, delay, postpone or attempt to discourage the Merger or other transactions contemplated by the Merger Agreement or result in a breach of any of the covenants, representations, warranties or other obligations or agreements of Parent under the Merger Agreement. In furtherance of the foregoing, each Parent Principal hereby irrevocably and unconditionally agrees to vote (or grant a consent with respect to) the Parent Units held by such Person in favor of the proposed amendments to the partnership agreement of Simon Property Group, L.P. effected by the Amended and Restated Parent Operating Partnership Agreement to be entered into pursuant to the Merger Agreement.

         Section 7. Additional Shares. If, after the date hereof, (i) any Company Principal acquires beneficial owner ship of any shares of Common Stock or Company Units, or after the Effective Time acquires beneficial ownership of any shares of Class C Stock or Parent Common Stock or (ii) any Parent Principal acquires beneficial ownership of any shares of Parent Common Stock, Class B Stock or Parent Units (for such Parent Principal or Company Principal, as the case may be, any such shares described in clause (i) or (ii) are referred to as "ADDITIONAL SHARES"), including in each case, without limitation, upon exercise of any option, warrant or right to acquire Common Stock, Company Units, Parent Common Stock, Class B Stock, Class C Stock or Parent Units, as the case may be, or through any stock dividend or stock split, the provisions of this Agreement applicable to securities owned beneficially by such Parent Principal or Company Principal, as the case may be, shall be applicable to such Additional Shares as if such Additional Shares had been beneficially owned by such Parent Principal or Company Principal, as the case may be, as of the date hereof. The provisions of the immediately preceding sentence shall be effective with respect to Additional Shares without action by any Person immediately upon the acquisition by the relevant Parent Principal or Company Principal of beneficial ownership of such Additional Shares.

         Section 8. Further Assurances. Prior to the Effective Time, the Parent Principals and the Company Principals shall use their reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with Parent and the Company in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Merger Agreement and this Agreement, including, without limitation, (i) the obtaining of all necessary actions or non-actions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity,
(ii) the obtaining of all necessary consents, approvals or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging the Merger Agreement or this Agreement or the consummation of any of the transactions contemplated by the Merger Agreement or this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed, and (iv) the execution and delivery of any additional instruments reasonably necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, the Merger Agreement, this Agreement and the other agreements entered into in connection therewith; provided, however, that the Parent Principals and the Company Principals shall not be required to convert any Parent Units or Company Units to Parent Common Stock or Common Stock, respectively, or to purchase any additional Parent Common Stock or Common Stock, respectively, pursuant to this Agreement. Notwithstanding the foregoing provisions of this Section 8, EJDC shall use its reasonable best efforts to obtain all consents and waivers of lenders to EJDC contemplated by Section 6.1(i) of the Merger Agreement.

         Section 9. Termination. This Agreement and all of the obligations of the parties hereunder shall terminate, and be of no further force and effect, on the earliest of (i) the occurrence of the Termination Date (as defined in the Merger Agreement) as such date may be extended by the parties to the Merger Agreement, (ii) such time after the Effective Time as no Company Principal holds any Class C Stock, Parent Common Stock or Company Units, (iii) such time after the Effective Time as no Parent Principal holds any Parent Common Stock, Class B Stock, or Company Units, (iv) such time as may be set forth in a mutual written agreement of the Parent Principals and the Company Principals or (v) upon failure of Parent and the Company to consummate the Merger on or before December 31, 1996.

         Section 10. Specific Enforcement. The parties hereto recognize and agree that, in the event that any of the terms or the provisions of this Agreement are not per formed or complied with in accordance with their specific terms or are otherwise breached, immediate irreparable injury would be caused for which there is no adequate remedy at law. Accordingly, it is agreed that in the event of a failure by a party to perform its obligations hereunder, the other parties shall be entitled to specific performance through injunctive relief to prevent breaches of the terms hereof and specifically to enforce this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction, in addition to any other remedy to which such other parties may be entitled, at law or in equity.

         Section 11. Definitions. As used herein the following terms shall have the following respective definitions:

         "Additional Shares" shall have the meaning ascribed thereto in Section
7.

         "Aggregate Assumed Equity Interest in the Corporation" shall have the meaning ascribed thereto in the Articles of Incorporation.

         "Amended and Restated Operating Partnership Agreement" shall have the meaning ascribed thereto in the Merger Agreement.

         "Amended and Restated Parent Operating Partnership Agreement" shall have the meaning ascribed thereto in the Merger Agreement.

         "Amortization Requirement" shall have the meaning ascribed thereto in
Section 2(e).

         "Articles of Incorporation" shall mean the Articles of Incorporation of Parent as in effect from time to time.

         "beneficial ownership," "beneficially owns," "beneficial owner" and terms of similar import and the calculation of ownership or voting power of Voting Securities shall be determined in accordance with Rule 13d-3 under the Exchange Act as in effect on the date hereof.

         "Bound Transferee" shall mean any transferee that, with respect to the Parent Principals, is a member of the Simon Family Group, and with respect to the Company Principals, is a member of the DeBartolo Family Group, in each case at the time of such transfer.

         "By-Laws" shall mean the By-Laws of Parent as in effect from time to time.

         "Class B Stock" shall mean the Class B Stock of Parent, having the terms, rights and designation specified in the Articles of Incorporation.

         "Class C Stock" shall mean the Class C Stock of Parent, having the terms, rights and designation specified in the Articles of Incorporation.

         "Common Stock" shall mean the common stock, par value $0.01 per share, of the Company.

         "Company" shall mean DeBartolo Realty Corporation, an Ohio corporation.

         "Company Board of Directors" shall mean the board of directors of the Company.

         "Company Joint Ventures" shall have the meaning ascribed thereto in the Merger Agreement.

         "Company Principal" shall mean each Person set forth on SCHEDULE B-1 and SCHEDULE B-2.

         "Company Principal Nominee" shall mean a Person nominated to be elected to the Parent Board of Directors by the Company Principals in accordance with
Section 1(d).

         "Company Special Meeting" shall mean the special meeting of the stockholders of the Company called, among other things, to approve the Merger, including any postponement or adjournment thereof.

         "Company Stock" shall have the meaning ascribed thereto in Section
2(a).

         "Company Subsidiaries" shall have the meaning ascribed thereto in the Merger Agreement.

         "Company Units" shall mean units representing limited partnership interests in DeBartolo Realty Partnership, L.P.

         "Contribution Agreement" shall have the meaning ascribed thereto in the Merger Agreement.

         "DeBartolo Family Group" shall mean the Persons set forth on SCHEDULE B-2, other members of the immediate family of any of any such Person, any other lineal descendants of any such Person, any estates of any such Person, any trust established for the benefit of any such Person, and any other entity controlled, directly or indirectly, by any such Person.

         "DeBartolo Right" shall have the meaning ascribed thereto in Section 2(e).

         "DeBartolo Seat" shall have the meaning ascribed thereto in Section
1(c).

         "Effective Time" shall have the meaning ascribed thereto in the Merger Agreement.

         "EJDC" shall mean The Edward J. DeBartolo Corporation, an Ohio Corporation.

         "EJD, Jr." shall have the meaning ascribed thereto in Section 1(c).

         "Governmental Entity" shall mean any Federal, state or local government, or any court, administrative agency or commission or other governmental authority or agency, domestic or foreign.

         "Merger" shall mean the merger effected pursuant to the Merger
Agreement.

         "Merger Agreement" shall mean the Agreement and Plan of Merger, dated as of March 26, 1996 (as the same may be amended or modified from time to time), among Simon Property Group, Inc., Day Acquisition Corp. and DeBartolo Realty Corporation, substantially in the form attached hereto as EXHIBIT A, as amended from time to time.

         "MDDY" shall have the meaning ascribed thereto in Section 1(c).

         "Other Seat" shall have the meaning ascribed thereto in Section 1(c).

         "Outside Director" shall mean a director of Parent who is neither employed by Parent nor a member (or an affiliate of a member) of the Simon Family Group or the DeBartolo Family Group.

         "Parent" shall mean Simon Property Group, Inc., a Maryland corporation.

         "Parent Board of Directors" shall mean the Board of Directors of Parent.

         "Parent Common Stock" shall mean the common stock of Parent, par value $0.0001 per share, .

         "Parent Joint Venture" shall have the meaning ascribed thereto in the Merger Agreement.

         "Parent Preferred Stock" shall have the meaning ascribed thereto in the Merger Agreement.

         "Parent Principal" shall mean each Person set forth on SCHEDULE A.

         "Parent Principal Nominee" shall mean a Person nominated to be elected to the Parent Board of Directors by the Parent Principals in accordance with the Articles of Incorporation.

         "Parent Special Meeting" shall mean the special meeting of the stockholders of Parent called, among other things, to approve the Merger, including any postponement or adjournment thereof or the next annual meeting of Parent if such matters are to be voted upon at such meeting.

         "Parent Stock" shall have the meaning ascribed thereto in Section 3(a).

         "Parent Subsidiaries" shall have the meaning ascribed thereto in the Merger Agreement.

         "Parent Units" shall mean units representing limited partnership interests in Simon Property Group, L.P.

         "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or association, government or any agency or political subdivision thereof or any other entity of whatever nature.

         "Significant Affiliate" shall mean any corporation, partnership or other legal entity controlled, directly or indirectly, by any Company Principal.

         "Specified Percentage" shall have the meaning ascribed thereto in
Section 2(e).

         "Special Committee" shall have the meaning ascribed to it in the By-Laws.

         "Simon Family Group" shall mean the Persons set forth on SCHEDULE A hereto, other members of the immediate family of any of any such Person, any other lineal descen dants of any such Person, any estates of any such Person, any trust established for the benefit of any such Person, and any other entity controlled, directly or indirectly, by any such Person.

         "Surviving Corporation" shall have the meaning ascribed thereto in the Merger Agreement.

         "Voting Securities" shall mean in respect of any Person, any securities of such Person entitling the holder thereof to vote as a stockholder or other equity holder for any purpose or under any circumstance.

         Section 12. Miscellaneous.

               (a) Notices. Any notice or other communica tion required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, sent by facsimile transmission or sent by express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, or when a legible copy is received by facsimile transmission, or if mailed by express mail one business day after the date of mailing, in each case
(i) if to a Parent Principal, to the appropriate address set forth on SCHEDULE A, (ii) if to a Company Principal, to the appropriate address set forth on SCHEDULE B, and (iii):

         if to Parent to:
         Simon Property Group, Inc.
         Merchants Plaza
         115 West Washington Street
         Suite 15 East
         Indianapolis, IN 46204
         Attention:  Mr. David Simon
         Telephone:  (317) 636-1600
         Facsimile:  (317) 685-7221
         with a copy to:

         Paul, Weiss, Rifkind, Wharton & Garrison
         1285 Avenue of the Americas
         New York, NY 10019-6064
         Attention:  Edwin S. Maynard, Esq.
                     Toby S. Myerson, Esq.
         Telephone:  (212) 373-3000
         Facsimile:  (212) 757-3990

         if to the Company to:

         DeBartolo Realty Corporation
         7655 Market Street
         P.O. Box 3287
         Youngstown, Ohio 44513-3287
         Attention:  Richard S. Sokolov
                     James M. Barkley, Esq.
         Telephone:  (216) 758-7292
         Facsimile:  (317) 758-1610

         with a copy to:

         Wilkie, Farr & Gallagher
         One Citicorp Center
         153 East 53rd Street
         New York, NY 10022
         Attention:  Richard L. Posen, Esq.
                     William, N. Dye, Esq.
         Telephone:  (212) 821-8000
         Facsimile:  (212) 821-1111

Any party may, by notice given in accordance with this Section to the other parties, designate another address or person for receipt of notices hereunder.

               (b) Waivers and Amendments; Noncontractual Remedies, Preservation of Remedies. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by all the parties hereto or, in the case of a waiver, by the party waiving compliance who will be burdened or bound thereby; provided, however, that any amendment to

Section 1(a), 1(b) or 1(c) shall not increase or substantially change the rights of the Company Principals and the Parent Principals set forth therein without the written consent of all of the parties hereto. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or reme dies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any breach of any provision of this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such breach is based may also be the subject matter of any other provision of this Agreement (or of any other agreement between the parties) as to which there is no breach.

               (c) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in such State except to the extent that any provisions hereof modify or affect rights or obligations arising exclusively under the corporation laws of the State of Maryland and the State of Ohio, in which case the respective laws of such jurisdictions shall govern with respect to such provisions, but only to the extent necessary to give effect thereto.

               (d) Severability. If any provision of this Agreement or the applicability of any such provision to any Person or circumstance shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to Persons or circumstances other than those for which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and shall be enforced to the fullest extent permitted by law. To the extent permitted by applicable law, each party hereto hereby waives any provision or provisions of law which would other wise render any provision of this Agreement invalid, illegal or unenforceable in any respect.

               (e) Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of the Company Principals and the Parent Principals and their respective Bound Transferees and their personal representatives. No Parent Principal or Company Principal shall sell, assign, transfer, convey or otherwise dispose of, directly or indirectly, any Voting Securities to a

Person who would, after giving effect to such transfer, be a Bound Transferee, unless, prior thereto, such Person shall agree in writing to be bound by this Agreement. Prior to the Effective Time, other than any sale, assignment or transfer made in connection with or as the result of, any foreclosure, deed in lieu of foreclosure or other action taken by any of the secured creditors and pledgees under the documents referred to in SCHEDULE 2(a) with respect to any Company Stock or Parent Stock pledged to such secured creditor on the date hereof, no Company Principals or Parent Principals may sell, assign or transfer any of its rights or delegate any of its obligations to a third party not a Bound Transferee without the prior written consent of EJDC in the case of a Parent Principal or David Simon in the case of a Company Principal.

               (f) Variations of Pronouns and Defined Terms. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require. All terms defined in this Agreement in their singular or plural forms have correlative meanings when used herein in their plural or singular forms, respectively.

               (g) Counterparts. This Agreement may be executed by the parties hereto in separate counterparts and when so executed shall constitute one Agreement, notwith-standing that all parties are not signatories to the same counterpart.

               (h) Headings; Sections; Schedules. The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement. References to Sections and Schedules contained in this Agreement are references to the Sections hereof and the Schedules hereto.

               (i) Changes in Capitalization. Without duplication of any other provision of this Agreement, if any stock dividend, stock split, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, reorganization, liquidation or other similar change or transaction of or by Parent occurs as a result of which shares of any class of any corporation are issued in respect of outstanding securities of Parent, or outstanding securities of Parent are changed into the same or a different number of shares of the same or another class or classes, all references to Parent's securities hereunder shall be deemed to be references to the securities received by holders of Parent's securities in exchange for or in respect of their Parent securities pursuant to such transaction.

               (j) No Inconsistent Action. The Company Principals, Parent Principals and Parent shall not take any action that would render performance by such person of its obligations hereunder impossible or unreasonably impractical.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                /s/ MELVIN SIMON
                                -----------------------------------------
                                MELVIN SIMON


                                /s/ HERBERT SIMON
                                -----------------------------------------
                                HERBERT SIMON


                                /s/ DAVID SIMON
                                -----------------------------------------
                                DAVID SIMON


                                /s/ DEBORAH J. SIMON
                                -----------------------------------------
                                DEBORAH J. SIMON


                                /s/ CYNTHIA SIMON SKJODT
                                -----------------------------------------
                                CYNTHIA SIMON SKJODT


                                /s/ IRWIN KATZ
                                -----------------------------------------
                                IRWIN KATZ, as Successor Trustee Under
                                Declaration of Trust and Trust Agreement
                                Dated August 4, 1970


                                /s/ IRWIN KATZ
                                -----------------------------------------
                                IRWIN KATZ, as Trustee of the
                                Melvin Simon Trust No. 1, the Melvin
                                Simon Trust No. 6, the Melvin Simon Trust
                                No. 7 and the Herbert Simon Trust No. 3


                                MELVIN SIMON & ASSOCIATES, INC.


                                By: /s/ DAVID SIMON
                                    -------------------------------------
                                    Name:   DAVID SIMON
                                    Title:  VICE PRESIDENT

                                PENN SIMON CORPORATION


                                By: /s/ DAVID SIMON
                                    ------------------------------------
                                    Name:   DAVID SIMON
                                    Title:  Vice President



                                NACO SIMON CORP.


                                By: /s/ DAVID SIMON
                                    ------------------------------------
                                    Name:   DAVID SIMON
                                    Title:  Vice President



                                SANDY SPRINGS PROPERTIES, INC.


                                By: /s/ DAVID SIMON
                                    ------------------------------------
                                    Name:   DAVID SIMON
                                    Title:  Vice President



                                SIMON ENTERPRISES, INC.


                                By: /s/ DAVID SIMON
                                    ------------------------------------
                                    Name:   DAVID SIMON
                                    Title:  Vice President



                                S.F.G. COMPANY, L.L.C.

                                By: MELVIN SIMON & ASSOICATES, INC.,
                                    its manager


                                    By: /s/ DAVID SIMON
                                    ------------------------------------
                                    Name:   DAVID SIMON
                                    Title:  Vice President

                                        MELVIN SIMON, HERBERT SIMON AND
                                        DAVID SIMON, NOT INDIVIDUALLY BUT
                                        AS VOTING TRUSTEES UNDER THAT
                                        CERTAIN VOTING TRUST AGREEMENT,
                                        VOTING AGREEMENT AND PROXY
                                        DATED AS OF DECEMBER 1, 1993,
                                        BETWEEN MELVIN SIMON &
                                        ASSOCIATES, INC., AND MELVIN SIMON,
                                        HERBERT SIMON AND DAVID SIMON:

                                        /s/ Melvin Simon
                                        -------------------------------------
                                        Melvin Simon


                                        /s/ Herbert Simon
                                        -------------------------------------
                                        Herbert Simon


                                        /s/ David Simon
                                        -------------------------------------
                                        David Simon


                                        DeBARTOLO REALTY
                                        CORPORATION


                                        By:  /s/ Kim A. Rieck
                                        -------------------------------------
                                             Name:  Kim A. Rieck
                                             Title: Senior Vice President


                                        THE EDWARD J. DeBARTOLO
                                        CORPORATION


                                        By:  /s/ Larry T. Thrailkill
                                        -------------------------------------
                                             Name:   Larry T. Thrailkill
                                             Title:  Executive Vice President

                                        /s/ Edward J. DeBartolo, Jr.
                                        --------------------------------------
                                        Edward J. DeBartolo, Jr., individually,
                                        and in his capacity as Trustee under (i)
                                        the Lisa Marie DeBartolo Revocable
                                        Trust, (ii) the Tiffanie Lynne DeBartolo
                                        Revocable Trust and (iii) Edward J.
                                        DeBartolo Trust No. 7 for the Benefit of
                                        Nicole Anne DeBartolo


                                        /s/ Cynthia R. DeBartolo
                                        ---------------------------------------
                                        Cynthia R. DeBartolo


                                        /s/ Marie Denise DeBartolo York
                                        ---------------------------------------
                                        Marie Denise DeBartolo York,
                                        individually, and in her capacity as
                                        Trustee under (i) Edward J. DeBartolo
                                        Trust No. 8 for the benefit of John
                                        Edward York, (ii) Edward J. DeBartolo
                                        Trust No. 9 for the benefit of Anthony
                                        John York, (iii) Edward J. DeBartolo
                                        Trust No. 10 for the benefit of Mara
                                        Denise York and (iv) Edward J. DeBartolo
                                        Trust No. 11 for the benefit of Jenna
                                        Marie York

                                        CORAL SQUARE ASSOCIATES

                                        By: /s/ Edward J. DeBartolo, Jr.
                                            -----------------------------------
                                            Name: Edward J. DeBartolo, Jr.
                                            Title:

                                        By: /s/ Marie Denise DeBartolo York
                                            -----------------------------------
                                            Name: Marie Denise DeBartolo York
                                            Title:

                                        SOUTH BEND ASSOCIATES

                                        By: DeBartolo, Inc.

                                        By: /s/ Larry T. Thrailkill
                                            ------------------------------------
                                            Name: Larry T. Thrailkill
                                            Title: Executive Vice President


                                        By: the Estate of Edward J. DeBartolo

                                        By: /s/ Edward J. DeBartolo, Jr.
                                            ------------------------------------
                                            Name:
                                            Title:

                                        By: /s/ Marie Denise DeBartolo York
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WASHINGTON SQUARE ASSOCIATES

                                        By: The Edward J. DeBartolo
                                            Corporation

                                        By: Larry T. Thrailkill
                                            ------------------------------------
                                            Name:  Larry T. Thrailkill
                                            Title: Executive Vice President


                                        H-CASTLETON

                                        By: Altamonte, Inc.

                                        By: Larry T. Thrailkill
                                            ------------------------------------
                                            Name:  Larry T. Thrailkill
                                            Title: Executive Vice President

                                        THE ESTATE OF EDWARD J.
                                        DeBARTOLO


                                        By:  /s/ Edward G. DeBartolo, Jr.
                                        ---------------------------------------
                                            Name:   Edward G. DeBartolo, Jr.
                                            Title:



                                        By:  /s/ Marie Denise DeBartolo
                                        ---------------------------------------
                                            Name:   Marie Denise DeBartolo York
                                            Title:

                                        BAY PARK, INC.
                                        WARD PLAZA ASSOCIATES
                                        CHELTENHAM SHOPPING CENTER
                                           ASSOCIATES
                                        SUMMIT MALL, INC.
                                        TYRONE SQUARE, INC.
                                        UPPER VALLEY MALL, INC.
                                        MISSION VIEJO MALL, INC.
                                        PINELLAS SQUARE, INC.
                                        GREAT LAKES MALL, INC.
                                        PALM BEACH MALL, INC.
                                        LAFAYETTE SQUARE, INC.
                                        LIMA MALL, INC.
                                        RICHMOND MALL, INC.
                                        WOODVILLE MALL, INC.
                                        DeBARTOLO ADVENTURA, INC.
                                        BOYNTON BEACH, INC.
                                        THE FLORIDA MALL CORPORATION
                                        DeBARTOLO, INC.
                                        D.L. GROVE, INC.
                                        TC MALL II, INC.
                                        PADDOCK MALL, INC.
                                        NATIONAL INDUSTRIAL
                                        DEVELOPMENT CORPORATION
                                        GREAT NORTHEAST MALL, INC.


                                        By:  /s/ Larry T. Thrailkill
                                        -------------------------------------
                                            Name:  Larry T. Thrailkill
                                            Title: Executive Vice President


                                        RUES PROPERTIES, INC.


                                        By:  /s/ Larry T. Thrailkill
                                        -------------------------------------
                                            Name:  Larry T. Thrailkill
                                            Title: Executive Vice President

                                        COLUMBIA SC I, INC.
                                        COLUMBIA SC II, INC.
                                        NORTHGATE I REAL ESTATE
                                           CORPORATION
                                        NORTHGATE II REAL ESTATE
                                           CORPORATION
                                        TACOMA SC I, INC.
                                        TACOMA SC II, INC.


                                        By: /s/ Larry T. Thrailkill
                                            ---------------------------------
                                            Name: Larry T. Thrailkill
                                            Title: Executive Vice President